(Multicurrency - Cross Border)
ISDA®
International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of March 30, 2007

ABN AMRO BANK N.V.	and	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2007-3

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

(a) Interpretation

(i) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(ii) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(iii) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

(b) Obligations

(i) General Conditions.

(A) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(B) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

Copyright 1992 by International Swap Dealers Association, Inc.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

ABN AMRO BANK N.V.	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2007-3

(Name of Party)	(Name of Party)

By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trustee

Name:	Name:
Title:	Title:
Date:	Date:

Name:
Title:
Date:

Rate Swap Schedule

SCHEDULE
to the
Master Agreement

dated as of March 30, 2007

between

ABN AMRO BANK N.V.	and	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST SERIES, 2007-3
_______________________________________ (“Party A”)		_________________________________________ (“Party B”)

Part 1

Termination Provisions.

(c)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),	Not applicable
Section 5(a)(vi),	Not applicable
Section 5(a)(vii),	Not applicable
Section 5(b)(iv),	Not applicable

and in relation to Party B for the purpose of:

Section 5(a)(v),	Not applicable
Section 5(a)(vi),	Not applicable
Section 5(a)(vii),	Not applicable
Section 5(b)(iv),	Not applicable

(d)	“Specified Transaction” will not apply to Party A or to Party B.

(e)	Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of “Event of Default” in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first.”

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B; except that Section 5(a)(ii) will not apply to Party A with respect to Party A’s failure to comply with Part 5(b)(i), Part 5(b)(ii) or Part 5(b)(iii) herein.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B; except that Section 5(a)(iii)(1) will apply in respect of Party B’s obligations under Paragraph 3(b) of any Credit Support Document.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party B and will apply to Party A with a Threshold Amount equal to three percent of its total shareholders equity as specified from time to time in the most recent Annual Report of ABN AMRO Holding N.V. containing consolidated financial statements, prepared in accordance with accounting principles that are generally accepted for institutions of its type in the jurisdiction of its organization and certified by independent public accountants, or its equivalent in any other currency.

“Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Trust Agreement (as defined below) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses (2), (4), (6) and (7) (except to the extent that such provisions are not disapplied to Party B).

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and Party B.

Notwithstanding Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Document shall not be an Event of Default unless (A) (i) the Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, or (B) (i) a Ratings Event has occurred and is continuing and at least 10 Local Business Days (or 30 calendar days, in the case of Fitch) have elapsed the since the date a Ratings Event occurred and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(f)	Termination Events. The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y).”

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B; provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(g)	The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(h)	The “Transfer to Avoid Termination Event” provision of Section 6(b)(ii) shall be amended by deleting the words “or if a Tax Event upon Merger occurs and the Burdened Party is the Affected Party.”

(i)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(j)	“Termination Currency” means United States Dollars.

(k)
Timing of Party B Termination Payment. If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by Party B to Party A then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the Business Day immediately preceding the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

(l)	Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Party A as the sole Affected Party (unless otherwise provided below):

(i)
First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document and either (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements (as defined below) did not apply.

(ii)
Second Rating Trigger Replacement. (A) The Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

The “Second Rating Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the Second Trigger Required Ratings.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(iii)
Ratings Event. Party A fails to comply with the downgrade provisions as set forth in Part 5(b)(iii), after giving effect to the relevant time frame specified therein, and (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the Hedge Counterparty Ratings Requirement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(m)	The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)
Party B or the Trust Fund (as defined in the Trust Agreement, dated as of March 1, 2007, among Structured Asset Securities Corporation, a Delaware corporation, as depositor, Aurora Loan Services, LLC as master servicer, and Wells Fargo Bank, N.A., as trustee (the “Trustee”), (the “Trust Agreement”)) is terminated.

(ii)
The Trust Agreement is amended or modified without the prior written consent of Party A where such consent is required under the terms of the Trust Agreement, and such amendment or modification has a materially adverse effect on Party A; provided, however, that it shall not be an Additional Termination Event where such amendment or modification involves the appointment of any successor trustee or servicer pursuant to the terms of the Trust Agreement.

(iii)	The Class Principal Amounts of the rated Certificates are reduced to zero.

(iv)
Notice of the Servicer’s intention to exercise its option to purchase the Mortgage Loans pursuant to Section 7.01 of the Trust Agreement is given by the Trustee to Certificateholders pursuant to Section 7.02 of the Trust Agreement, provided that the Early Termination Date may not be earlier than the date on which the Certificates are redeemed pursuant to Section 7.02 of the Trust Agreement.

Notwithstanding anything in Section 6 of this Agreement to the contrary, any amounts due as result of the occurrence of an Additional Termination Event described in Part 1(k)(i) and Part 1(k)(iv) of this Schedule may be calculated prior to the Early Termination Date and shall be payable on the Early Termination Date.

Part 2

Representations.

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations: None.

(b)
Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(c)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

(d)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)	Party A makes the following representation(s):

(1)	It is a resident of The Netherlands for the purpose of the application of the existing tax treaties between The Netherlands and those countries where offices of Party B are located.

(2)
With respect to its non-U.S. branches, it is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision, as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction. With respect to Party A, Specified Treaty means the income tax treaty between the United States and The Netherlands; Specified Jurisdiction means the United States.

(3)
With respect to its U.S. branches, each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

(ii)	Party B makes the following representation(s):

None.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

Party A and Party B	Subject to Section 4(a)(iii), any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding on account of any Tax.	(i) promptly upon reasonable demand by Party B and (ii) promptly upon learning that any such Form previously provided by Party A has become obsolete or incorrect.

(b)	Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation

Party B
Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.
		Concurrently with the execution and delivery of this Agreement.	Yes

Party A and Party B
Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.
		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes

Party A and Party B	An executed copy of the Disclosure Agreement relating to the Preliminary Prospectus Supplement or Free Writing Prospectus, as applicable (each as defined in the Trust Agreement).	On the date of such Preliminary Prospectus Supplement or Free Writing Prospectus, as applicable.	Yes

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation

Party A and B	An executed copy of the Disclosure Agreement relating to the Prospectus Supplement (as defined in the Trust Agreement).	On the date of such Prospectus Supplement.	Yes

Party A and B
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party, and, in the case of Party B, opinions of counsel relating to the Trust Agreement and other deal documents reasonably satisfactory in form and substance to Party A.
		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No

Party A	A copy of the guaranty provided by the Credit Support Provider, if applicable.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	Yes

Party A	An opinion of counsel to such party relating to the enforceability of the guaranty reasonably satisfactory in form and substance to Party B, if applicable.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No

Party B	An executed copy of the Trust Agreement and other deal documents related to this Transaction.	Within 30 days after the date of this Agreement.	No

Party B
Each material amendment, supplement or waiver of the Trust Agreement, as proposed from time to time, or any other amendment or modification of the Trust Agreement that requires the written consent of Party A under the terms of the Trust Agreement.
		Promptly upon learning of any proposed amendment, supplement or waiver.	No

Part 4.

Miscellaneous.

(a)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

(i)	Addresses for notices or communications to Party A:

(1)	For all purposes under this Agreement:

ABN AMRO Bank N.V., Chicago Branch
Global Documentation Unit
540 W. Madison Street, 22nd Floor
Chicago, IL 60661

Attention: Treasury Documentation

Telephone: 312-904-5214

Fax: 312-904-0392

(2)	With a copy to the Office through which Party A is acting for the purposes of the relevant Transactions:

ABN AMRO Bank N.V., Amsterdam Head Office
P.O. Box 283
1000 AE Amsterdam
The Netherlands
Attention: Operations Derivatives Markets

Forex Options
Telephone:  31-20-6292654
Telefax: 31-20-6284832

Swaps
Telephone:  31-20-6284448
Telefax: 31-20-6281679

Interest Related Products
Telephone  31-20-3831226
Telefax: 31-20-6282462

Credit Derivatives
Telephone:  31-20-3831230
Telefax: 31-20-3832299

Telex:  16021 Answerback: ABAM NL
Electronic Messaging System Details: Swift ABNA NL 2A

ABN AMRO Bank N.V., Chicago Branch
540 West Madison Avenue, Suite 2132
Chicago, IL 60661

Attention: Treasury Operations

Telefax: 312-855-5852

Telephone: 312-992-5816

Electronic Messaging System Details: ABNA US 33a XXX

ABN AMRO Bank N.V., London Branch
199 Bishopsgate,
London EC2M 3XW,
United Kingdom

Attention:  Fixed Income Derivatives Documentation

Telex: 887366 Answerback: ABNALN G

Telefax: 44 20 7857 9428

Telephone: 44 20 7678 3311

Electronic Messaging System Details: Swift ABNA GB 2L

(ii)	Addresses for notices or communications to Party B:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
Attention: Client Service Manager, SARM 2007-3
Telephone No: (410) 884-2000
Facsimile No: (410) 715-2380

(b)	Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not applicable

Party B appoints as its Process Agent: Not applicable.

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through the following Offices: Amsterdam, Chicago and London.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)
Credit Support Document. Credit Support Document means the credit support annex entered into between Party A and Party B in relation to this Agreement, and with respect to Party A, any Eligible Guarantee, if applicable.

(g)
Credit Support Provider. Credit Support Provider means in relation to Party A, (1) Party A in its capacity as a party to the Credit Support Document and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Document.

(h)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)	Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”: and (ii) deleting the final paragraph thereof.

(l)
Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)
Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction.

(n)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(o)
Single Agreement. Section 1(c) shall be amended by adding the words “, the credit support annex entered into between Party A and Party B in relation to this Agreement” after the words “Master Agreement;” provided, that Section 5(a)(ii) shall not apply to the Credit Support Document.

(p)
Local Business Day. The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation.”

Part 5.
Other Provisions.

(a)	Definitions.

This Agreement, including each Confirmation and each Swap Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated, and superseded from time to time (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) and will be governed in all respects by the Definitions (except that references to “Swap Transactions” shall be deemed to be references to “Transactions”). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction to which such Confirmation relates.

(b)	Downgrade Provisions.

(i)
Second Trigger Failure Condition. So long as the Second Rating Trigger Requirements apply, Party A shall, at its own expense use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(f) below that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

(ii)
Collateralization Event. It shall be a collateralization event (“Collateralization Event”) if (A) either (i) the unsecured, short-term debt obligations of the Relevant Entity are rated below “A-1” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or (ii) if the Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of a Relevant Entity are rated below “A+” by S&P, or (B) the unsecured, long-term senior debt obligations or financial strength ratings of the Relevant Entity are rated below “A” by Fitch, Inc. (“Fitch”). For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement. Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or (iii) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (as defined below), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

“Rating Agency Condition” shall mean first receiving prior written confirmation from S&P and Fitch that their then-current ratings of the rated Certificates will not be downgraded or withdrawn by such Rating Agency.

(iii)
Ratings Event. It shall be a ratings event (“Ratings Event”) if at any time after the date hereof, the Relevant Entity shall fail to satisfy the Hedge Counterparty Ratings Threshold or the Relevant Entity is no longer rated by S&P. Within 30 calendar days (or, in the case of a failure to meet the requirements of subparagraph (a) of the definition of “Hedge Counterparty Ratings Threshold”, within 10 Local Business Days) from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement and (iii) upon the occurrence of a Ratings Event, Party A shall immediately be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch).

(iv)	Downgrade Definitions.

(A)
“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

(B)
“Eligible Replacement” means a Transferee (as defined in Part 5(f)(ii) herein) (i) (A) with the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings and (ii) with the ratings specified in the definition of Hedge Counterparty Ratings Requirement below; provided that no entity shall be an Eligible Replacement unless (A) a legal opinion is given by a law firm confirming that none of such entity’s payments to Party B under this Agreement or its replacement (as applicable) will be subject to deduction or withholding for Tax or (B) in the event that any of such entity’s payments to Party B are subject to withholding for Tax, such Eligible Replacement is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

(C)
“First Trigger Required Ratings” means with respect to an entity, either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

(D)
“Hedge Counterparty Ratings Threshold” means, with respect to S&P, (a) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “BBB-” by S&P, and with respect to Fitch, (b) either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider), are rated at least “BBB+” by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least “F2” by Fitch. For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.

(E)
“Hedge Counterparty Ratings Requirement” means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(F)	“Moody’s” means Moody's Investors Service, Inc.

(G)	“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

(H)	A “Second Trigger Failure Condition” occurs at any time no Relevant Entity maintains the Second Trigger Required Ratings.

(I)
“Second Trigger Required Ratings” means with respect to an entity (A) either where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s, and (B) where such entity is not the subject of a Moody’s Short-term Rating, if the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

(c)	Additional Representations.

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(i)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act.

(ii)	Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(iii)
Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(A)
Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3.

(B)
Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(C)
Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(D)	Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)	Section 4 is hereby amended by adding the following new agreement:

Actions Affecting Representations. Party B agrees not to knowingly take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately upon discovery of such, give written notice thereof to Party A.

(e)
Section 1(c). For purposes of Section 1(c) of the Agreement, the Transaction evidenced by a Confirmation with Reference ID: 5659927, dated March 30, 2007, between Party A and Party B, as amended from time to time, shall be the sole Transaction under the Agreement.

(f)	Transfer.

(i)
Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) (provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer) and Part 5(f)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without first satisfying the Rating Agency Condition and without the prior written consent of Party B.

(ii)
Subject to Part 5(o) below, Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement through a novation or other assignment and assumption agreement or similar agreement in form and substance reasonably satisfactory to Party B; provided that (A) Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement, (B) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (C) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (D) Party A receives confirmation from each Rating Agency (other than Moody’s) that transfer to the Transferee does not violate the Rating Agency Condition. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(iii)
If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(iv)
Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Part 5(f) will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(g)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A. not individually or personally but solely as trustee of the Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust, , Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3 is made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3, (iii) nothing herein contained shall be construed as creating any liability on the part of Wells Fargo Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3 under this Agreement.

(h)
Proceedings. Without impairing any right afforded to it under the Trust Agreement as a third party beneficiary, Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3 Trust Fund any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(i)
Amendments to Events of Default. The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “first” in place thereof.

(j)
Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the words “to another account in the same legal and tax jurisdiction as the original account” following the word “delivery” in the first line thereof.

(k)
Item 1115 Agreement. Party A and Party B hereby agree that the terms of that certain Disclosure Agreement dated as of March 29, 2007 (the “Item 1115 Agreement”) among Structured Asset Securities Corporation, Party A, Lehman Brothers Holdings Inc., Lehman Brothers Inc. and Party B shall be incorporated by reference into this Agreement and Party B shall be an express beneficiary of the Item 1115 Agreement.

(l)	Trust Agreement.

(i)	Capitalized terms used in this Agreement that are not defined herein and are defined in the Trust Agreement shall have the respective meanings assigned to them in the Trust Agreement.

(ii)	Party B will provide at least ten days’ prior written notice to Party A of any proposed amendment or modification to the Trust Agreement.

(m)	No Set-off.

(i)
All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c), Section 6 or Part 5(q)(vi) below and paragraphs 8(a) and 8(b) of the Credit Support Document.

(ii)
Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(n)
Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(m) shall not constitute an Event of Default or a Termination Event. Each party agrees to provide to the other party any other notice reasonably expected to be provided to facilitate compliance with the terms of this Agreement and the Credit Support Document.

(o)
Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) other than as provided in the Disclosure Agreements, the preparation of or passing on the disclosure and other information contained in any offering circular or offering document for the Certificates, the Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement or the Disclosure Agreements; or (vii) any other aspect of Party B’s existence.

(p)
Amendments. This Agreement will not be amended unless the Rating Agency Condition is satisfied. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made unless each Rating Agency has been given prior written notice of such amendment, designation or transfer.

(q)
Non-Petition and Limited Recourse. The liability of Party B under this Agreement is limited in recourse to the assets of the Trust Fund, and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Trust Agreement. Upon application of and exhaustion of all of the assets of the Trust Fund (and proceeds thereof) in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Trust Agreement.

(r)
Calculations. Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)	The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(ii)	The definition of“Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding; provided that:

(A)
If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest negative number shall equal the largest absolute value such that, for example, negative 3 shall be lower than negative 2); or

(B)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)
For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided, however, that notwithstanding the provisions of this Part 5(r), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

(iv)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

ABN AMRO BANK N.V.	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2007-3

(Name of Party)	(Name of Party)

By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trustee

Name:	Name:
Title:	Title:
Date:	Date:

Name:
Title:
Date: